                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 23, 2001

                           iPrint Technologies, inc.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-29733                77-0436465
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

               255 Constitution Drive
               Menlo Park, California                      94025
       (Address of principal executive offices)          (Zip Code)

                                (650) 298-8500
             (Registrant's telephone number, including area code)

                               iPrint.com, inc.
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

On June 23, 2001, iPrint Technologies, inc. ("iPrint") and its wholly-owned subsidiary Metal Combination Corp. ("Merger Sub") entered into an Agreement and Plan of Reorganization with Wood Alliance, Inc. ("Wood") (the "Reorganization Agreement"). A copy of the Reorganization Agreement is attached hereto as
Exhibit 2.1. Concurrently with the execution of the Reorganization Agreement, iPrint's directors and executive officers entered into Voting Agreements with Wood in the form attached hereto as Exhibit 99.1, Wood's directors and executive officers entered into Voting Agreements with iPrint in the form attached hereto as Exhibit 99.2, certain individuals entered into Employment and Proprietary Rights Assignment Agreements with iPrint, copies of which are attached hereto as Exhibits 99.3, 99.4 and 99.5. Royal P. Farros (President, Chief Executive Officer and Chairman of the Board of iPrint), David L. Hodson (Chief Technology Officer of iPrint), and Monte Wood (President and Chief Executive Officer of
Wood) entered into Lock-Up Agreements in the form attached hereto as Exhibit 99.6, and the Third Amended and Restated Rights Agreement was entered into, a copy of which is attached hereto as Exhibit 99.7. iPrint, Wood and Merger Sub have also agreed to cause to be filed the Agreement of Merger with the Secretary of State of California in the form attached hereto as Exhibit 99.8. iPrint and Wood have also agreed to enter into an Escrow Agreement with U.S. Bank Trust, National Association as escrow agent, and James Childers as the Shareholders' Representative, in the form attached hereto as Exhibit 99.9. Upon consummation of the transactions contemplated by the Reorganization Agreement, iPrint will amend its Certificate of Incorporation by filing the Third Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit 99.10 with the Secretary of State of Delaware. iPrint and certain affiliates of Wood will enter into an Affiliate Agreement in the form attached hereto as Exhibit 99.11.

For further information, reference is made to the exhibits referred to above and in Item 7 below, the contents of which are incorporated by reference herein, and the press release issued by iPrint on June 25, 2001 announcing the signing of a definitive merger agreement and attached hereto as Exhibit 99.12.

Investors and security holders are urged to read iPrint's proxy statement/prospectus regarding the proposed combination when it becomes available because it will contain important information about the transaction. The proxy statement/prospectus will be filed with the SEC by iPrint. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by iPrint with the SEC at the SEC's Web site at www.sec.gov. The proxy statement/prospectus and these other documents may also be obtained for free from iPrint.

iPrint and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of iPrint with respect to the transactions contemplated by the Agreement and Plan of Reorganization. Information regarding such officers and directors is included in iPrint's proxy statement of its 2001 annual meeting of stockholders dated April 26, 2001. This document is available free of charge at the SEC's Web site at www.sec.gov and from iPrint.

Item 7.  Exhibits

2.1 Agreement and Plan of Reorganization, dated as of June 23, 2001, by and among iPrint Technologies, inc., Wood Alliance, Inc. and Metal Combination Corp.

99.1 Form of Voting Agreement entered into by and among Wood Alliance, Inc. and iPrint Technologies, inc.'s directors and executive officers

99.2 Form of Voting Agreement entered into by and among iPrint Technologies, inc. and Wood Alliance, Inc.'s directors and executive officers

99.3 Employment and Proprietary Rights Assignment Agreements entered into by iPrint Technologies, inc. and Royal P. Farros

99.4 Employment and Proprietary Rights Assignment Agreements entered into by iPrint Technologies, inc. and Monte Wood

99.5 Employment and Proprietary Rights Assignment Agreements entered into by iPrint Technologies, inc. and David L. Hodson

99.6   Form of Lock-Up Agreement

99.7   Third Amended and Restated Rights Agreement

99.8 Form of Agreement of Merger to be entered into prior to the consummation of the transactions contemplated by the Reorganization Agreement

99.9 Form of Escrow Agreement to be entered into prior to the consummation of the transactions contemplated by the Reorganization Agreement

99.10 Form of Third Amended and Restated Certificate of Incorporation of iPrint Technologies, inc.

99.11 Form of Affiliate Agreement to be entered into prior to the consummation of the transactions contemplated by the Reorganization Agreement

99.12  Press release dated June 25, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       iPrint Technologies, inc.


Date:  June 29, 2001                          By:  /s/ ROBYN CERUTTI
                                                   -----------------------------
                                                   Robyn Cerutti
                                                   Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT        DESCRIPTION
-------        -----------

2.1 Agreement and Plan of Reorganization, dated as of June 23, 2001, by and among iPrint Technologies, inc., Wood Alliance, Inc. and Metal Combination Corp.

99.1 Form of Voting Agreement entered into by and among Wood Alliance, Inc. and iPrint Technologies, inc.'s directors and executive officers

99.2 Form of Voting Agreement entered into by and among iPrint Technologies, inc. and Wood Alliance, Inc.'s directors and executive officers

99.3 Employment and Proprietary Rights Assignment Agreements entered into by iPrint Technologies, inc. and Royal P. Farros

99.4 Employment and Proprietary Rights Assignment Agreements entered into by iPrint Technologies, inc. and Monte Wood

99.5 Employment and Proprietary Rights Assignment Agreements entered into by iPrint Technologies, inc. and David L. Hodson

99.6           Form of Lock-Up Agreement

99.7           Third Amended and Restated Rights Agreement

99.8 Form of Agreement of Merger to be entered into prior to the consummation of the transactions contemplated by the Reorganization Agreement

99.9 Form of Escrow Agreement to be entered into prior to the consummation of the transactions contemplated by the Reorganization Agreement

99.10 Form of Third Amended and Restated Certificate of Incorporation of iPrint Technologies, inc.

99.11 Form of Affiliate Agreement to be entered into prior to the consummation of the transactions contemplated by the Reorganization Agreement

99.12          Press release dated June 25, 2001